UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2023
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THE COOPER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583
(Address of principal executive offices, including Zip Code)
(925) 460-3600
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	COO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    Results of Operations and Financial Condition.

On December 7, 2023, The Cooper Companies, Inc. issued a press release reporting results for its fiscal fourth quarter and full year ended October 31, 2023. A copy of this release is attached and incorporated by reference.

The contents of any website or hyperlinks mentioned in the release are for informational purposes only and the contents thereof are not part of the release nor incorporated herein by reference.

Item 8.01. Other Events.

The Company issued a press release on December 7, 2023 announcing that the board of directors of the Company (the “Board”) approved a four-for-one split of its common stock (the “Stock Split”) on December 6, 2023. The Board also approved an increase in the number of authorized shares of the Company’s common stock from 120,000,000 to 480,000,000 in connection with the Stock Split, to be effected through an amendment to the Company’s Second Restated Certificate of Incorporation, which will be filed on a later date. The Stock Split is expected to be effected after close of trading on February 16, 2024. Trading is expected to begin on a Stock Split-adjusted basis on February 20, 2024.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Stock Split and related timing. These forward-looking statements are based on the Company’s current plans, estimates and expectations, and are not a representation that such plans, estimates or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date of this Current Report on Form 8-K, and involve risks, uncertainties and assumptions, including, but not limited to, the risks and uncertainties disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K for the year ended October 31, 2022 and any subsequent filings on Forms 10-Q or 8-K. The Company does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances arising after the date hereof.

ITEM 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
99.1	Press Release dated December 7, 2023 of The Cooper Companies, Inc.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    THE COOPER COMPANIES, INC.

    By:     /s/ Albert G. White III
        Albert G. White III
        President & Chief Executive Officer

Dated: December 7, 2023